EXHIBIT 10.13

COMMERCIAL GUARANTY

THIS COMMERCIAL GUARANTY (as the same may from time to time be amended, restated or otherwise modified, “Guaranty”) is made as of the 27th day of April, 2010, by CAMELOT ENTERTAINMENT GROUP, INC., a Delaware corporation, having a usual place of business at 8001 Irvine Center Drive, Suite 400, Irvine, California 92618, and its successors and assigns (“Guarantor”), in order to induce INCENTIVE CAPITAL, LLC, a Utah limited liability company with offices at 2755 E. Cottonwood Parkway, Suite 100, Salt Lake City, UT 84121, and its successors and assigns (“Lender”) to extend credit (the “Loan”) to CAMELOT FILM GROUP, INC., a Nevada corporation in good standing in the State of California, with a place of business at 10 Universal City Plaza NBC/Universal Building, 20th Floor, Universal City, CA 91608, and its successors and assigns (“CFG”, also referred to herein as the “Borrower”), and in consideration thereof, and other good and valuable consideration, hereby unconditionally and absolutely guarantees the punctual and full performance of all Obligations (as hereinafter defined) of  CFG to Lender.

As used herein, “Obligations” means every liability, now or hereafter owing to Lender or any affiliate of Lender (“Lender Affiliate”) by Borrower, and includes, without limitation, every liability, whether owing by only Borrower or by Borrower with one or more others in a several, joint or joint and several capacity, whether owing absolutely or contingently, whether created by note, overdraft, guaranty of payment or other contract, or by a quasi-contract, tort, statute or other operation of law, whether incurred directly to Lender or acquired by Lender by purchase, pledge or otherwise and whether participated to or from Lender in whole or in part and all costs and expenses, including attorneys' fees, incurred by Lender in connection with the collection of any portion of the indebtedness.  Any capitalized terms used but not defined herein shall have the meaning assigned it in that certain Promissory Note of even date herewith between Lender and Borrower (the “Note”).

Guarantor deems it to be in the direct pecuniary and business interests of Guarantor that Lender extend credit to Borrower and understands that Lender is willing to extend credit to Borrower only upon certain terms and conditions, one of which is that Guarantor guarantee the payment of the Obligations, and this Guaranty is being executed and delivered in consideration of Lender extending credit to Borrower and for other valuable consideration. Guarantor acknowledges that the consideration for this Guaranty is not a mere recital and is adequate regardless of actual amount.

Unconditional Guaranty.  Subject to the collection priority provisions contained hereinbelow, Guarantor hereby absolutely and unconditionally guarantees the prompt payment in full of all of the Obligations as and when the respective parts thereof become due and payable.  Notwithstanding any provisions to the contrary contained in this Guaranty or in any other Guaranty held by Lender guaranteeing the Obligations, Lender agrees that it shall seek satisfaction of the Obligations in the following order of priority: First, from the Borrower; Second, from Camelot Distribution Group, Inc. pursuant to its Commercial Guaranty of the Obligations; Third, from the Guarantor hereunder, pursuant to this Guaranty; and Fourth from Robert P. Atwell pursuant to his personal Guaranty of the Obligations. If the Obligations, or any part thereof, shall not be paid in full when due and payable, then the Lender shall have the right to proceed directly against the Borrower and the various Guarantors in the foregoing order of priority to collect the payment in full of the Obligations. This is a guaranty of payment and not merely a guaranty of collection, and Guarantor hereby waives each and every guarantorship and suretyship defense, generally unless otherwise herein agreed.  The “Obligor” means any entity, or any of its property, that is or shall be obligated on the Obligations or any part thereof in any manner and includes, without limitation, Borrower or Guarantor, and any other co-maker, endorser, guarantor of payment, subordinating creditor, assignor, grantor of a security interest, pledgor, mortgagor or any hypothecator of property. “Collateral” means, collectively, all property securing the Obligations or any part thereof at the time in question.

Payments.  Whenever Lender shall credit any payment to the Obligations or any part thereof, whatever the source or form of payment, the credit shall be conditional as to Guarantor unless and until the payment shall be final and valid as to all the world.  Without limiting the generality of the foregoing, Guarantor agrees that if any check or other instrument so applied shall be dishonored by the drawer or any party thereto, or if any proceeds of Collateral or payment so applied shall thereafter be recovered by any trustee in bankruptcy or any other person, Lender, in each case, may reverse any entry relating thereto on its books and Guarantor shall remain liable therefore.

Continuing Guaranty.  Regardless of the duration of time, and irrespective of any act, omission or course of dealing whatever on the part of Lender, Guarantor's liabilities and other obligations under this Guaranty shall remain in full effect until the payment in full of the Obligations.  Without limiting the generality of the foregoing:

(a)           Lender shall not at any time be under any duty to Guarantor to grant any financial accommodation to Borrower, irrespective of any duty or commitment, if any, of Lender to Borrower, or to follow or direct the application of the proceeds of any such financial accommodation except to the extent otherwise provided herein.

(b)           Guarantor waives (i) notice of the incurring of any Obligations by Borrower or the terms and conditions thereof, (ii) presentment, demand for payment and notice of dishonor of the Obligations or any part thereof, or any other indebtedness incurred by Borrower to Lender, and (iii) notice of any indulgence granted to any Obligor. However, Guarantor does not waive (any other notice to which Guarantor might be entitled, and Lender hereby agrees to provide such notices to Guarantor.

(c)           Lender, in its sole discretion, may, without any prejudice to its rights under this Guaranty, at any time or times, without notice to or the consent of Guarantor, and provided any such action does not materially adversely affect Lender’s obligation to seek payment of the Obligations in the order of priorities set forth hereinabove, (i) grant Borrower whatever financial accommodations that Lender may from time to time deem advisable, even if Borrower might be in default in any respect and even if those financial accommodations might not constitute indebtedness the payment of which is guaranteed hereunder; (ii) assent to any renewal, extension, consolidation or refinancing of the Obligations or any part thereof; (iii) grant any waiver or consent or forbear from exercising any right, power or privilege that Lender may have or acquire; (iv) assent to any amendment, deletion, addition, supplement or other modification in, to or of any writing evidencing or securing any Obligations or pursuant to which any Obligations are created; (v) grant any other indulgence to any Obligor; or (vi) accept any Collateral for, or any other Obligor upon, the Obligations or any part thereof.

(d)           Guarantor's liabilities and other obligations under this Guaranty shall be absolute and unconditional subject to the Lender’s obligation to seek payment of the Obligations in the order of priorities set forth hereinabove.

Warranties.  Guarantor represents and warrants that (a) Guarantor has legal power and right to execute and deliver this Guaranty and to perform and observe the provisions hereof; (b) this Guaranty, when executed, is legal and binding upon Guarantor in every respect; (c) no litigation or proceeding is pending or threatened against Guarantor before any court or any administrative agency that would materially adversely affect Guarantor’s obligations to the Lender hereunder; (d) Guarantor has received consideration that is the reasonable equivalent value of the obligations and liabilities that Guarantor has incurred to Lender; (e) Guarantor is not insolvent, as defined in any applicable state or federal statute, nor will Guarantor be rendered insolvent by the execution and delivery of this Guaranty to Lender; and (f) Guarantor does not intend to, nor does Guarantor believe that Guarantor will, incur debts beyond Guarantor's ability to pay such debts as they mature.

Solvency of Obligor.  Without limiting the generality of any of the other provisions hereof, Guarantor specifically agrees that upon the dissolution of any Obligor and/or the filing or other commencement of any bankruptcy or insolvency proceedings by, for or against any Obligor, including without limitation, any assignment for the benefit of creditors or other proceedings intended to liquidate or rehabilitate any Obligor, and if the Borrower and other Obligors as the case may be are not paying the Obligations pursuant to the terms of the Note in the order of priorities set forth in this Guaranty, then Lender, in its sole discretion, may declare the unpaid principal balance of and accrued interest on the Obligations to be forthwith due and payable in full without notice.  Upon the occurrence of any of the events enumerated in the immediately preceding sentence, Guarantor shall, upon Lender's demand, whenever made, pay to Lender an amount equal to the then unpaid principal balance of and accrued interest on the Obligations.

Waiver.  To the extent permitted by law, Guarantor waives any claim or other right that Guarantor might now have or hereafter acquire against Borrower or any other Obligor that arises from the existence or performance of Guarantor's liabilities or other obligations under this Guaranty, including, without limitation, any right of subrogation, exoneration, indemnification, and any right to participate in any claim or remedy of Lender against Borrower or any Collateral that Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law.

Notices.  All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed or delivered at the address specified on the front page of this Guaranty.  All notices, statements, requests, demands and other communications provided for hereunder shall be deemed to be given or made when delivered or forty-eight (48) hours after being deposited in the mails with postage prepaid by registered or certified mail, addressed as aforesaid, or sent by facsimile with telephonic confirmation of receipt, except that notices from Guarantor to Lender pursuant to any of the provisions hereof shall not be effective until received by Lender.

Successors and Assigns.  This Guaranty shall bind Guarantor and Guarantor's successors and assigns and shall inure to the benefit of Lender and its successors and assigns, including (without limitation) each holder of any note evidencing any Obligations.  If, at any time, one or more provisions of this Guaranty is or becomes invalid, illegal or unenforceable in whole or in part, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.  This Guaranty constitutes a final written expression of all of the terms of this Guaranty, is a complete and exclusive statement of those terms and supersedes all oral representations, negotiations and prior writings, if any, with respect to the subject matter hereof.  The relationship between Guarantor and Lender with respect to this Guaranty is and shall be solely that of debtor and creditor, respectively, and, except as otherwise provided herein, Lender shall have no fiduciary obligation toward Guarantor with respect to this Guaranty or the transactions contemplated hereby; provided, however, that Lender shall have an obligation to act in good faith toward Guarantor with respect to this Guaranty or the transactions contemplated hereby.

Collateral.  This Guaranty is secured by all of the collateral described in the Security Agreement of even date herewith between Borrower and Lender.

Independent Judgment.  Guarantor (a) warrants that Guarantor has not relied on any information about the Borrower, the Collateral, or any other Obligor provided directly or indirectly by Lender; (b) warrants that Guarantor is familiar with Borrower, Borrower’s affairs, and the Collateral; (c) warrants that Guarantor has been provided with all information concerning Borrower, Borrower’s affairs, and the Collateral that Guarantor has requested; (d) warrants that Guarantor has had adequate opportunity to seek and evaluate professional advice concerning Borrower, the Collateral, and this Guaranty from advisors of Guarantor’s choosing, including financial and legal advice; (e) agrees that Lender has no obligation to provide Guarantor any information about the Borrower, any Obligor, or the Collateral; and (f) agrees that Guarantor may not rely on any information about Borrower, any Obligor, or the Collateral provided by Lender.

Set Off.  Guarantor:  (a) agrees that upon the occurrence and continuation of an event of default under the Obligations which is not waived by the Lender, Lender has the right, in addition to all other rights and remedies available to it, to set off the unpaid balance of the Obligations against any debt owing to Guarantor by Lender; (b) hereby grants, pledges, and assigns to Lender a security interest in, and lien upon, all cash, negotiable instruments, securities, deposit accounts, and other cash equivalents, whether collected or in the process of collection, whether matured or unmatured, now or hereafter in the possession of Lender and upon which Guarantor has or may hereafter have any claim; and (c) agrees, to the fullest extent Guarantor may effectively do so under applicable law, that any holder of a participation in the Obligations, with the exception of the applicable bank(s) which is (are) a holder(s) of a participation in the Obligations by virtue of its banking relationship with Guarantor on unrelated accounts, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of Guarantor pursuant to this Guaranty in the amount of such participation.

Savings Clause.  Notwithstanding anything to the contrary herein, the Guarantor’s obligations hereunder shall not exceed the maximum amount that would not be subject to avoidance under fraudulent conveyance, fraudulent transfer, and other similar laws.

Governing Law.  The provisions of this Guaranty and the respective rights and duties of Guarantor and Lender hereunder shall be governed by and construed in accordance with Utah law and any applicable federal laws.  Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of any Utah state or federal court sitting in Salt Lake County, over any action or proceeding arising out of or relating to this Guaranty, or any document related to the Obligations, and Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Utah state or federal court.  The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

Executed as of the date set forth above.

Guarantor: CAMELOT ENTERTAINMENT GROUP, INC.

BY:	/s/ Robert P. Atwell
Robert P. Atwell, CEO